FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): May 31, 1997


                              EAGLE FINANCIAL CORP.
================================================================================
             (Exact name of registrant as specified in its charter)



           DELAWARE                   0-15311                 06-1194047
-----------------------------     ----------------   ---------------------------
 (State or Other Jurisdiction       (Commission              (IRS Employer
       of Incorporation             File Number)        Identification Number



222 MAIN STREET, P.O. BOX 1157, BRISTOL, CONNECTICUT                 06010
----------------------------------------------------          ------------------
    (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (860) 314-6400

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On May 31, 1997, Eagle Financial Corp. (Eagle) completed its acquisition of MidConn Bank pursuant to an Agreement and Plan of Merger dated as of January 27, 1997 (the "Merger Agreement"). At March 31, 1997, MidConn Bank had total assets of approximately $362 million, total deposits of approximately $312 million and ten branch offices located in central Connecticut.

         In accordance with the Merger Agreement, the merger was effected on a stock-for-stock basis in a tax-free exchange resulting in MidConn Bank being merged into Eagle's wholly-owned subsidiary, Eagle Bank. Each outstanding share of MidConn Bank common stock was converted into .86 of a share of Eagle common stock, plus cash in lieu of fractional shares, at a value of approximately $24 per share, or $46.7 million in aggregate, as of the date of the merger. The acquisition will be accounted for under the pooling of interests method of accounting.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of business acquired

         The following audited financial statements of MidConn Bank have previously been filed with the Securities and Exchange Commission (the "SEC") as part of Eagle's Form S-4 filed on March 17, 1997, as amended, and are incorporated herein by reference:

          -    Report of Independent Accountants;
          -    Statements  of  Condition  as of  September  30,  1996 and  1995;
          - Statements of Income for the years ended September 30, 1996, 1995 and 1994;
          -    Statements of Stockholders' Equity for the years ended
               September 30, 1996,  1995 and 1994;
          - Statements of Cash Flows for the years ended September 30, 1996, 1995, and 1994; and
          -    Notes to Financial Statements.

         The following unaudited financial statements of MidConn Bank have previously been filed with the SEC as part of Eagle's Form S-4 filed on March 17, 1997, as amended, and are incorporated herein by reference:

          - Statements of Condition as of December 31, 1996, September 30, 1996 and December 31, 1995;
          - Statements of Income for the three months ended December 31, 1996 and 1995;
          - Statements of Stockholders' Equity for the three months ended December 31, 1996 and 1995;
          - Statements of Cash Flows for the three months ended December 31, 1996 and 1995; and
          -    Basis of Presentation.

         The following unaudited financial statements of MidConn Bank are filed herewith and incorporated herein as exhibit 99.1:

          -    Statements  of Condition as of March 31, 1997 and  September  30,
               1996;
          - Statements of Income for the three and six months ended March 31, 1997 and 1996;
          - Statements of Stockholders' Equity for the six months ended March 31, 1997 and 1996;
          - Statements of Cash Flows for the six months ended March 31, 1997 and 1996; and
          -    Basis of Presentation.

         (b)      Proforma financial information

         The required proforma financial information of Eagle and MidConn Bank has previously been filed with the SEC as part of Eagle's Form S-4 filed on March 17, 1997, as amended, and is incorporated herein by reference.

         (c)      Exhibits

          2.1 - Agreement and Plan of Merger, dated as of January 27, 1997, by and among Eagle, Eagle Bank and MidConn Bank (incorporated by reference to Exhibit 2.1 to Eagle's Current Report on Form 8-K filed with the SEC on February 5, 1997).

         99.1 - Unaudited financial statements of MidConn Bank as follows:

          -    Statements  of Condition as of March 31, 1997 and  September  30,
               1996;
          - Statements of Income for the three and six months ended March 31, 1997 and 1996;
          - Statements of Stockholders' Equity for the six months ended March 31, 1997 and 1996;
          - Statements of Cash Flows for the six months ended March 31, 1997 and 1996; and
          -    Basis of Presentation

         99.2 - Press release dated June 2, 1997

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                EAGLE FINANCIAL CORP.


                                  By: /s/ Mark J. Blum
                                      --------------------------------------
                                      Mark J. Blum
                                      Vice President,
                                      Chief Financial Officer and Secretary





Date:  June 13, 1997

                                  EXHIBIT INDEX

                                                                           PAGE NUMBER IN SEQUENTIAL
       EXHIBIT NUMBER                         EXHIBIT                           NUMBERING SYSTEM
------------------------------ --------------------------------------- -----------------------------------
             2.1               Agreement and Plan of
                               Merger, dated as of January
                               27, 1997, by and among
                               Eagle, Eagle Bank and
                               MidConn Bank (incorporated
                               by reference to Exhibit 2.1
                               to Eagle's Current Report on
                               Form 8-K filed with the SEC
                               on February 5, 1997).

            99.1               Unaudited Financial
                               Statement of  MidConn Bank
                               as follows:

                                 - Statements of Condition as
                                   of March 31, 1997 and
                                   September 30, 1996;
                                 - Statements of Income for
                                   the three and six months
                                   ended March 31, 1997
                                   and 1996;
                                 - Statements of
                                   Stockholders' Equity for
                                   the six months ended
                                   March 31, 1997 and
                                   1996;
                                 - Statements of Cash
                                   Flows for the six months
                                   ended March 31, 1997
                                   and 1996; and
                                 - Basis of Presentation

            99.2               Press release dated
                               June 2, 1997


